Exhibit 99.2

REVOLVING LOAN FACILITY AGREEMENT

Dated as of 23 January, 2008

for

ENDEAVOUR INTERNATIONAL HOLDING B.V.,

A NETHERLANDS CORPORATION

Teleportboulevard 140

1043 EJ Amsterdam

The Netherlands

with

ENDEAVOUR ENERGY LUXEMBOURG S.à.r.l.,

A LUXEMBOURG CORPORATION

560a, rue de Neudorf

L-220 Luxembourg

Grand Duchy of Luxembourg

REVOLVING LOAN FACILITY AGREEMENT

This agreement (the “Agreement”) has been made as of the 23rd day of January 2008, between

1.	Endeavour Energy Luxembourg S.à.r.l. (the “Lender”)

and

2.	Endeavour International Holding B.V. (the “Borrower”)

1.	THE FACILITY

Subject to the terms and conditions contained herein, the Lender shall make available to the Borrower a revolving loan facility (the “Facility”).

The principal amount of the Facility (the “Facility Amount”) will be US$ 100.000.000.

Upon request of the Borrower, the Lender may from time to time make loans up to the maximum aggregate principal amount of the facility. The Borrower may borrow from time to time hereunder, but only to the extent that Lender elects to extend additional credit and to provide additional loans hereunder.

The Maturity Date of the Facility will be the 31st day of December 2013.

Loans made under the Facility are to be used for:

a.	working capital and general corporate purposes;

b.	to pay any dividends payable by the Borrower to its shareholder;

c.	to pay any loans made available to the Borrower by any third party or affiliate;

d.	to pay costs and expenses incurred directly or indirectly in connection with any acquisition by the Borrower; and

e.	to put any other person in funds to enable it to make any payment of the type referred to in a to d above.

2.	UTILISATION

The Borrower may utilise the Facility by delivery of a duly completed Utilisation Request (Attachment 1) specifying:

- Utilisation Date

- Amount

3.	REPAYMENT AND PREPAYMENT

Each Loan shall be repaid in its entirety on or before the Maturity Date.

The Borrower shall be entitled to repay the Loan in whole or in part at any time prior to the Maturity Date subject to the Lender accepting a request of early repayment delivered in the form of a duly completed Repayment Request (Attachment 2).

The Borrower shall not be entitled to repay the Loan by way of set-off of claims had or alleged to be had by the Borrower against the Lender.

4.	INTEREST

The Borrower will pay to the Lender interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan to the date such Loan shall be paid in full at a rate and calculation from time to time agreed between the Borrower and the Lender in writing.

If the Loan is not repaid on the Maturity Date, interest shall accrue on any unpaid portion of the Loan at a rate two percent (2%) above the rate of interest set out in the first paragraph of this clause 4. until such amount has been repaid in full to the Lender.

5.	WITHHOLDING TAX

All payments of principal and interest shall be made without any reduction for withholding tax, unless required by law. In the event that withholding is required, the amount paid to the Lender shall be “grossed-up” to an amount that would allow Lender to receive the same amount it would have received in the absence of any such required withholding.

6.	SECURITY

The obligations of the Borrower under this Agreement will not be secured by any mortgage, pledge or other security.

Loans made under this Facility shall be subordinated to third-party bank financing of the Borrower and shall rank pari passu with all other ordinary debt of the Borrower.

7.	DEFAULT

An “Event of Default” shall be deemed to have occurred if:

a.	the Borrower fails to repay any amount owed pursuant to this Agreement on the Maturity Date or otherwise when due.

b.	the Borrower materially breaches any of its obligations hereunder.

c.	the Borrower ceases its payments or enters into voluntary or involuntary bankruptcy, liquidation or dissolution or becomes insolvent or if any other event analogous thereto occurs.

d.	the Borrower has given the Lender information which is incorrect or incomplete in any material respect in connection with the Loan.

If an Event of Default shall have occurred, the Lender shall have the right to require immediate repayment of any unpaid portion of the Loan by written notice to the Borrower.

8.	GOVERNING LAW AND ENFORCEMENT

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

The Parties submit to the non-exclusive jurisdiction of the courts of the State of Delaware in respect of any dispute arising out of this Agreement.

This Agreement may be signed in counterparts, all of which when so executed and delivered shall be deemed an original and all such counterparts together shall constitute one and the same Agreement.

For and on behalf of

Endeavour International Holding B.V., a Netherlands corporation

/s/ William L. Transier
By:	W.L. Transier
Title:	Managing Director

/s/ F. J. J. Lucassen
By:	F.J.J. Lucassen
Title:	Managing Director

For and on behalf of

Endeavour Energy Luxembourg S.à.r.l, a Luxembourg corporation

/s/ J. Michael Kirksey
By:	J. Michael Kirksey
Title:	Category A Manager

/s/ Marcel Stephany
By:	Marcel Stephany
Title:	Category B Manager

ATTACHMENT 1

UTILISATION REQUEST

REVOLVING LOAN FACILITY AGREEMENT DATED AS OF 23 JANUARY, 2008

1.	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.	We want to borrow a Loan on the following terms:

Utilisation Date:

Amount: US$

3.	The proceeds of this Loan should be credited to [account details].

For and on behalf of

Endeavour International Holding B.V.

Place/date:

ATTACHMENT 2

REPAYMENT REQUEST

REVOLVING LOAN FACILITY AGREEMENT DATED AS OF 23 JANUARY, 2008

1.	We refer to the Agreement. This is a Repayment Request. Terms defined in the Agreement have the same meaning in this Repayment Request unless given a different meaning in this Repayment Request.

2.	We hereby request to repay all or part of the Loan with Utilisation Date .

3.	The repayment will be made on the day of .

4.	Please sign and return the request by fax to 713-307-8794 by the attention of Corporate Secretary including payment details specifying Bank, Bank Account, IBAN and SWIFT address.

For and on behalf of

Endeavour International Holdings B.V.

Place/date:

Accepted and Agreed

For and on behalf of

Endeavour Energy Luxembourg S.à.r.l.

Place/date:

This Side Letter Agreement is made the 23rd day of January 2008

BETWEEN

(1)	ENDEAVOUR INTERNATIONAL HOLDING B.V., a company incorporated under the laws of the Netherlands and having its registered offices at Teleportboulevard 140, 1043 EJ Amsterdam, The Netherlands (herein after called “EIHBV” and also referred to as the “Borrower”); and

(2)	ENDEAVOUR ENERGY LUXEMBOURG S.à.r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg and having its registered offices at 560a, rues de Neudorf, L-220 Luxembourg, Grand Duchy of Luxembourg (herein after called “EEL” and also referred to as the “Lender”).

WHEREAS

(A)	On 23rd January 2008, EEL agreed to provide EIHBV with funds up to USD $100,000,000 pursuant to a Revolving Loan Facility Agreement;

(B)	Also on 23rd January 2008, EEL has provided USD $40,000,000 to EIHBV to enable EIHBV to pay down a second lien term loan made available by a third party;

(C)	The Revolving Loan Facility Agreement, Section 4, INTEREST, provides that the Borrower will pay to the Lender interest on the unpaid principal amount of each Loan made by the Lender for the period commencing on the date of such Loan to the date such Loan shall be paid in full at a rate and calculation from time to time agreed between the Borrower and the Lender in writing.

NOW THEREFORE IT IS HEREBY AGREED as follow:

(1)	Terms defined in the Accession Deed between Endeavour Energy Luxembourg S.à.r.l. and Endeavour International Corporation and Smedvig QIF PLC relating to USD $40,000,000 11.5 per cent. Guaranteed Convertible Bonds due 2014 dated 23rd January 2008 have the same meanings in this agreement unless given a different meaning.

(2)	Subject as provided herein, the USD $40,000,000 loan provided by EEL to EIHBV shall bear interest from 23rd January 2008 at the rate of 11.59 percent per annum calculated by reference to the USD $40,000,000 loan amount thereof and such interest will be capitalized by adding to the Outstanding Principal Amount from time to time of the Bonds quarterly in arrear on 31 March, 30 June, 30 September and 31 December in each year (each an “Interest Capitalisation Date”), commencing on the Interest Capitalisation Date falling on 31 March 2008 (the “First Capitalisation Date”). The amount of interest per USD $1,000 loan amount capitalized on the First Capitalisation Date will be in respect of the period from (and including) 23rd January 2008 to (but excluding) the First Capitalisation Date and will amount to USD $21.89. The amount of interest per USD $1,000 loan amount capitalized in respect of the last Interest Period from (and including) 31 December 2013 to (but excluding) the Maturity Date will amount to USD $15.23.

Where interest is required to be calculated for any period which is not an Interest Period it will be calculated on the basis of a 360 day year consisting of 12 months of 30 days each, and in the case of an incomplete month, the number of days elapsed. All references in these Conditions to principal shall include interest which has been capitalized.

The attached schedule reflects the amount of interest expense (in the Capitalized Interest Expense column) per quarter as calculated in accordance with this section.

(3)	Notwithstanding the provisions of the previous paragraph, the loan may cease to bear interest if the USD $40,000,000 11.5 per cent. Guaranteed Convertible Bonds due 2014 ceases to bear interest pursuant to Sections 6.1 and 6.2 in the Accession Deed.

IN WITNESS WHEREOF the parties hereto have executed this Side Letter Agreement as of the date first above written

ENDEAVOUR INTERNATIONAL HOLDING B.V.

/s/ J. Michael Kirksey	/s/ Frank J. J. Lucassen
Director	Director

ENDEAVOUR ENERGY LUXEMBOURG S.à.r.l.

/s/ J. Michael Kirksey	/s/ Marcel Stephany
Director	Director

This Amendment to the Side Letter Agreement is made 24th September 2009

BETWEEN

(1)	ENDEAVOUR INTERNATIONAL HOLDING B.V., a company incorporated under the laws of the Netherlands and having its registered offices at Teleportboulevard 140, 1043 EJ Amsterdam, The Netherlands (herein after called “EIHBV” and also referred to as the “Borrower”); and

(2)	ENDEAVOUR ENERGY LUXEMBOURG S.à.r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg and having its registered offices at 560a, rues de Neudorf, L-220 Luxembourg, Grand Duchy of Luxembourg (herein after called “EEL” and also referred to as the “Lender”).

WHEREAS

(A)	On 23rd January 2008, the parties entered into that USD $100,000,000 Revolving Loan Facility Agreement;

(B)	Also on 23rd January 2008, the parties entered into that Side Letter Agreement whereby EEL has provided USD $40,000,000 to EIHBV to enable EIHB to pay down a second lien term loan made available by a third party.

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.	To clarify that the principal amount that EEL advanced to EIHBV is USD $40,000,000; however, from the funds advanced, EIHBV will reimburse EIHBV USD $600,000 for the fee paid by EEL to Smedvig Capital AS.

IN WITNESS WHEREOF the parties hereto have executed this Side Letter Agreement as of the date first above written

ENDEAVOUR INTERNATIONAL HOLDING B.V.

/s/ J. Michael Kirksey	/s/ Frank J. J. Lucassen
Director	Director

ENDEAVOUR ENERGY LUXEMBOURG S.à.r.l.

/s/ J. Michael Kirksey
Director